UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 30, 2007

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                    0-13150                 04-2735766
        --------                    -------                 ----------
    (State or Other               (Commission              (IRS Employer
      Jurisdiction                File Number)         Identification Number)
   of Incorporation)

     4375 River Green Parkway, Suite 100, Duluth, Georgia         30096
     ----------------------------------------------------         -----
          (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code:  (678) 258-4000
                                                            --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS.

(b) On January 31, 2007, Concurrent Computer Corporation issued a press release announcing the resignation of Greg Wilson as Chief Financial Officer effective February 12, 2007. Mr. Wilson has resigned to pursue an opportunity as Vice President of Finance with Merge Technologies Incorporated. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

          THE FOLLOWING EXHIBIT IS FILED HEREWITH:

EXHIBIT NO.         DESCRIPTION
-----------         -----------

99.1                Press release of Concurrent Computer Corporation, issued on
                    January 31, 2007.


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
SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 31, 2007.

CONCURRENT COMPUTER CORPORATION
(Registrant)


By:  /s/ Gregory S. Wilson
    ----------------------
Gregory S. Wilson
Chief Financial Officer


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
EXHIBIT INDEX

EXHIBIT NUMBER AND DESCRIPTION
------------------------------

99.1     Press Release of Concurrent Computer Corporation, issued on January 31,
         2007.


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